MARKED TO SHOW CHANGES
                                                     SEC. File Nos. 2-47749
                                                                   811-2333

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                             Registration Statement
                                      Under
                           the Securities Act of 1933

                        Post-Effective Amendment No.  47
                                       and
                              Registration Statement
                                      Under
                        The Investment Company Act of 1940
                                 Amendment No.  30

                           NEW PERSPECTIVE FUND, INC.
                (Exact Name of Registrant as specified in charter)

                             333 South Hope Street
                          Los Angeles, California 90071
                     (Address of principal executive offices)

                Registrant's telephone number, including area code:
                               (213) 486-9200


                               Vincent P. Corti
                   Capital Research and Management Company
                             333 South Hope Street
                        Los Angeles, California 90071
                     (name and address of agent for service)


                                  Copies to:
                         MICHAEL  J. FAIRCLOUGH, ESQ.
                            O'Melveny & Myers LLP
                            400 South Hope Street
                        Los Angeles, California  90071
                        (Counsel for the Registrant)

Title of Securities being Registered: Shares of Capital Stock ($1.00 par value)

                 Approximate date of proposed public offering:

It is proposed that this filing become effective on December 1, 1997, pursuant to paragraph (b) of rule 485.

                        NEW  PERSPECTIVE  FUND,  INC.
                              CROSS REFERENCE SHEET

ITEM NUMBER OF PART "A" OF FORM N-1A            CAPTIONS IN PROSPECTUS (PART "A")



1.    Cover Page                                Cover Page

2.    Synopsis                                  Expenses

3.    Condensed Financial Information           Financial Highlights;  Investment Results

4.    General Description of Registrant         Investment Policies and Risks;  Securities and
                                                Investment Techniques;  Multiple Portfolio Counselor
                                                System;  Fund Organization and Management

5.    Management of the Fund                    Expenses;  Financial Highlights;  Securities and
                                                Investment Techniques;  Multiple Portfolio Counselor
                                                System;  Fund Organization and Management

6.    Capital Stock and Other Securities        Investment Policies and Risks;  Securities and
                                                Investment Techniques;  Dividends, Distributions and
                                                Taxes;  Fund Organization and Management

7.    Purchase of Securities Being Offered       Purchasing Shares;  Fund Organization and
                                                 Management;  Shareholder Services

8.    Redemption or Repurchase                   Selling Shares

9.    Legal Proceedings                          N/A



ITEM NUMBER OF PART "B" OF FORM N-1A             CAPTIONS IN STATEMENT OF ADDITIONAL
                                                 INFORMATION (PART "B")



10.   Cover Page                                 Cover

11.   Table of Contents                          Table of Contents

12.   General Information and History            Fund Organization and Management (Part "A")

13.   Investment Objectives and Policies         Securities and Investment Techniques (Part "A");
                                                 Description of Certain Securities and Investment
                                                 Techniques;  Investment Restrictions

14.   Management of the Registrant               Fund Directors and Officers;  Management

15.   Control Persons and Principal Holder       Fund Directors and Officers
      of Securities

16.   Investment Advisory and Other Services     Management;  Fund Organizatioin and Management
                                                 (Part "A");  General Information

17.   Brokerage Allocation and Other Practices   Execution of Portfolio Transactions

18.   Capital Stock and Other Securities         N/A

19.   Purchase, Redemption and Pricing of        Purchase of Shares;  Purchasing Shares (Part "A");
      Securities Being  Offered                  Shareholder Account Services and Privileges;
                                                 Redeeming Shares

20.   Tax Status                                 Dividends, Distributions and Federal Taxes

21.   Underwriter                                Management -- Principal Underwriter

22.   Calculation of Performance Data            Investment Results

23.   Financial Statements                       Financial Statements



ITEM IN PART "C"



24.   Financial Statements and Exhibits

25.   Persons Controlled by or Under Common Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of Investment Adviser

29.   Principal Underwriters

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings

      Signature Page




                              [LOGO APPEARS HERE]

-------------------------------------------------------------------------------


                            New Perspective Fund(R)

                                  Prospectus




                                DECEMBER 1, 1997

NEW PERSPECTIVE FUND, INC.
333 South Hope Street
Los Angeles, CA 90071
--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                       3     Investment Results                   9
 ..................................   .......................................
Financial Highlights           4     Dividends, Distributions and Taxes  10
 ..................................   .......................................
Investment Policies and Risks  5     Fund Organization and Management    11
 ..................................   .......................................
Securities and Investment            Shareholder Services                14
  Techniques                   6
 ..................................
Multiple Portfolio Counselor
  System           8
--------------------------------------------------------------------------------

The primary investment objective of the fund is long-term growth of capital. Future income is a secondary objective. In seeking to meet these investment objectives, the fund normally invests on a global basis in a diversified portfolio consisting primarily of common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


07-010-1297

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                            NEW PERSPECTIVE FUND / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                 5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                    0.42%
 ................................................................................
12b-1 expenses                                                     0.23%/1/
 ................................................................................
Other expenses                                                     0.14%
 ................................................................................
Total fund operating expenses                                      0.79%


1 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                          $ 65
 ................................................................................
Three years                                                       $ 81
 ................................................................................
Five years                                                        $ 99
 ................................................................................
Ten years                                                         $150

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse llp, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                                                 YEAR ENDED SEPTEMBER 30
                                                 .......................
                            1997     1996    1995    1994    1993    1992    1991    1990    1989     1988
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $17.77   $16.98  $15.40  $14.21  $12.25  $11.77  $10.16  $11.96  $10.25   $13.73
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income        .29      .32     .31     .22     .17     .21     .29     .27     .29      .26
 ...........................................................................................................
Net realized gain and
increase (decrease) in
unrealized
appreciation
on investments              4.81     1.40    2.35    1.54    2.04     .71    2.05    (.77)   2.37    (2.35)
 ...........................................................................................................
Total income (loss)
from investment
operations                  5.10     1.72    2.66    1.76    2.21     .92    2.34    (.50)   2.66    (2.09)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.323)   (.321)  (.237)  (.173)  (.178)   (.24)   (.30)   (.29)   (.32)    (.25)
 ...........................................................................................................
Dividends from net
realized non-U.S.
currency gains/1/          (.007)   (.009)  (.003)  (.027)  (.022)     --      --      --      --       --
 ...........................................................................................................
Distributions from net
realized gains             (.680)   (.600)  (.840)  (.370)  (.050)   (.20)   (.43)  (1.01)   (.63)   (1.14)
 ...........................................................................................................
Total distributions        (1.01)    (.93)  (1.08)   (.57)   (.25)   (.44)   (.73)  (1.30)   (.95)   (1.39)
 ...........................................................................................................
Net asset value, end of
year                      $21.86   $17.77  $16.98  $15.40  $14.21  $12.25  $11.77  $10.16  $11.96   $10.25
-----------------------------------------------------------------------------------------------------------
Total return/2/           29.97%   10.64%  18.63%  12.61%  18.34%   8.04%  23.86%  (4.88%) 27.99%  (14.25%)
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $16,956  $11,688  $8,817  $6,279  $4,417  $3,082  $2,213  $1,421  $1,230  $   972
 ...........................................................................................................
Ratio of expenses to
average net assets          .79%     .82%    .83%    .84%    .87%    .85%    .86%    .82%    .76%     .69%
 ...........................................................................................................
Ratio of net income to
average net assets         1.56%    2.00%   2.12%   1.48%   1.40%   1.82%   2.80%   2.55%   2.69%    2.47%
 ...........................................................................................................
Average commissions
paid/3/                    0.50c    4.30c    .72c   1.05c   1.74c   3.02c   4.04c   3.92c   3.11c    3.29c
 ...........................................................................................................
Portfolio turnover rate   25.68%   18.12%  22.40%  25.33%  15.02%   6.43%   8.16%  14.04%  29.21%   20.58%
-----------------------------------------------------------------------------------------------------------

1 Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

2 Excludes maximum sales charge of 5.75%.

3 Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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                            NEW PERSPECTIVE FUND / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The fund's primary investment objective is long-term growth of capital. Future income is a secondary objective.

The fund's assets are invested on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships. International investing presents risks and opportunities which you should consider. (See "Securities and Investment Techniques--Investing in Various Countries.") The fund's success depends largely upon the ability of its investment adviser, Capital Research and Management Company, to foresee and respond to rapid, complex, and often subtle changes in these patterns and relationships. Capital Research and Management Company closely follows companies, industries, governments, and securities and currency exchange markets worldwide.

The fund normally invests in a diversified portfolio consisting primarily of common stocks. Assets may also be invested in securities convertible into common stocks and straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company). The fund may also hold cash or cash equivalents, government securities, or nonconvertible preferred stocks. These securities may be issued by U.S. or non-U.S. entities and may be denominated in U.S. dollars or other currencies. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

OTHER SECURITIES

The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

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                            NEW PERSPECTIVE FUND / PROSPECTUS
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INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio.
The primary individual portfolio counselors for the fund are listed below.


                                                                            YEARS OF EXPERIENCE AS
                                                                                  INVESTMENT
                                                                                 PROFESSIONAL

                                                                                 (APPROXIMATE)
                                                                              ..................

                                                          YEARS OF EXPERIENCE
                                                              AS PORTFOLIO
                                                               COUNSELOR
                                                             (AND RESEARCH                WITH CAPITAL
PORTFOLIO COUNSELORS                                        PROFESSIONAL, IF              RESEARCH AND
        FOR                                                 APPLICABLE) FOR                MANAGEMENT
  NEW PERSPECTIVE                                         NEW PERSPECTIVE FUND             COMPANY OR              TOTAL
        FUND            PRIMARY TITLE(S)                     (APPROXIMATE)                ITS AFFILIATES           YEARS
 ---------------------------------------------------------------------------------------------------------------------------
  WILLIAM R.            Senior Vice                     25 years (since the fund           28 years               35 years
  GRIMSLEY              President of the fund.          began operations)
                        Senior Vice President and
                        Director, Capital Research and
                        Management Company
 ---------------------------------------------------------------------------------------------------------------------------
  GREGG E.              Senior Vice                     5 years (in addition to           25 years               25 years
  IRELAND               President of the fund.          7 years as a research
                        Senior Vice President,          professional prior to
                        Capital Research and            becoming a portfolio
                        Management Company              counselor for the fund)
 ---------------------------------------------------------------------------------------------------------------------------
  THIERRY               Senior Vice                     19 years (in addition to          34 years              34 years
  VANDEVENTER           President of the fund.          5 years as a research
                        Director, Capital               professional prior to
                        Research and Management         becoming a portfolio
                        Company                         counselor for the fund)
 ---------------------------------------------------------------------------------------------------------------------------
  MARK E.               Director, Capital               5 years (in addition to           15 years             15 years
  DENNING               Research and Management         4 years as a research
                        Company                         professional prior to
                                                        becoming a portfolio
                                                        counselor for the fund)
 ---------------------------------------------------------------------------------------------------------------------------
  WILLIAM C.            Senior Partner,                 25 years (since the              38 years             45 years
  NEWTON                The Capital                     fund began operations)
                        Group Partners L.P.*
 ---------------------------------------------------------------------------------------------------------------------------

    The fund began operations on March 13, 1973.
  * Company affiliated with Capital Research and Management Company.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Currently the fund calculates investment results only on a total return basis. Results calculated without a sales charge will be higher.

  TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

  YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

  DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                              INVESTMENT RESULTS
                    (FOR PERIODS ENDED SEPTEMBER 30, 1997)


                                  THE FUND       THE FUND AT
AVERAGE ANNUAL                     AT NET          MAXIMUM        MSCI    MSCI
TOTAL RETURNS:                   SET VALUE/1/ SALES CHARGE/1/,2 WORLD/3/ USA/4/
--------------------------------------------------------------------------------
One year                           29.97%          22.52%        24.63%  40.22%
 ................................................................................
Five years                         17.85%          16.46%        16.41%  21.24%
 ................................................................................
Ten years                          12.25%          11.59%         9.55%  15.00%
 ................................................................................
Lifetime/5/                        15.15%          14.87%        12.06%  12.97%

--------------------------------------------------------------------------------

1 These fund results were calculated according to a standard formula that is required for all stock and bond funds.
2 The maximum sales charge has been deducted.
3 Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.
4 Morgan Stanley Capital International USA Index measures the U.S. portion of the world market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
5 The fund began operations on March 13, 1973.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.
[bar chart]
1987  13.50
1988  10.39
1989  25.91
1990  -2.08
1991  22.64
1992   3.98
1993  26.98
1994   2.97
1995  20.43
1996  17.28
[end bar chart]
Past results are not an indication of future results.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1972. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.60% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying other types of sales loads.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market,

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                              (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

     [MAP OF AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS APPEARS HERE]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax:  714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax:  210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax:  317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax:  804/67-4773
                                      13

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

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PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

  Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

  Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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  Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

  Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

  Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                                     $250
  For a retirement plan account                                             $250
  For a retirement plan account through payroll deduction                   $ 25

To add to an account                                                        $ 50
  For a retirement plan account                                             $ 25

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                              SALES CHARGE AS A
                                                PERCENTAGE OF
                                              ..................     DEALER
                                                           NET    CONCESSION AS
                                              OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                                      PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $50,000                               5.75%     6.10%       5.00%
 ................................................................................
$50,000 but less than $100,000                  4.50%     4.71%       3.75%
 ................................................................................
$100,000 but less than $250,000                 3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000                 2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million               2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below                   see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

  Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

  Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

  Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

  Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLine(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

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OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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NOTES

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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NOTES

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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NOTES

NOTES

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FOR SHAREHOLDER SERVICES                                    FOR DEALER SERVICES
American Funds                                              American Funds
Service Company                                             Distributors
800/421-0180 ext. 1                                         800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
                American                         American Funds
                FundsLine(R)                     Internet Web site
                800/325-3590                     http://www.americanfunds.com

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
--------------------------------------------------------------------------------

MULTIPLE TRANSLATIONS

This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
--------------------------------------------------------------------------------
OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more detailed information on all aspects of the fund, including the fund's financial statements.

A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

CODE OF ETHICS

Includes a description of the fund's personal investing policy.

To request a free copy of any of the documents above:

Call American Funds                or                  Write to the Secretary
Service Company                                        of the fund
800/421-0180 ext. 1                                    333 South Hope Street
                                                       Los Angeles, CA 90071
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This prospectus has been printed on recycled paper. [RECYCLED LOGO HERE]

                           NEW PERSPECTIVE FUND, INC.

                                    Part B
                     Statement of Additional Information
                                 DECEMBER 1, 1997

This document is not a prospectus but should be read in conjunction with the current prospectus of New Perspective Fund, Inc. (the fund or NPF) dated December 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          New Perspective Fund, Inc.
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                              Page No.

Description of Certain Securities and Investment Techniques       1

Investment Restrictions                                           3

Fund Directors and Officers                                       5

Advisory Board Members                                            10

Management                                                        13

Dividends, Distributions and Federal Taxes                        15

Purchase of Shares                                                19

Redeeming Shares                                                  24

Shareholder Account Services and Privileges                       26

Execution of Portfolio Transactions                               28

General Information                                               28

Investment Results                                                29

Appendix - Description of Bond Ratings                            34

Financial Statements                                              Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

CASH AND CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and saving bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets, which will be marked to market daily, to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENTS IN LOWER RATED BONDS -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it may invest up to 10% of it's assets in lower rated straight debt securities (securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Corporation), including up to 5% in securities rated Ba and BB or below (commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. This quality restriction does not apply to securities convertible into common stocks.

High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that the fund may not:

1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

7. Make any investment under circumstances requiring direct payment by the fund of the Federal Interest Equalization Tax if, immediately thereafter and as a result of such investment, the total of the Federal Interest Equalization Tax directly paid or owing by the fund during the fiscal year in which such investment is made would amount to more than 1-1/2% of the fund's average month-end net assets during such fiscal year to the date of such investment;

8. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of all such restricted securities held by the fund would exceed 2% of the value of its total assets; in any event, the fund will not invest more than 5% of the value of its total assets in securities which are not readily marketable;

9. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

10. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

11. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

12. Purchase securities on margin;

13. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

14. Mortgage, pledge or hypothecate its assets to any extent.

For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

For purposes of Investment Restriction #11, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors, provide that the fund may not;

1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3. Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS  POSITION      PRINCIPAL OCCUPATION(S) DURING PAST  AGGREGATE COMPENSATION  TOTAL COMPENSATION        TOTAL
AND AGE        WITH          5 YEARS (POSITIONS WITHIN THE        (INCLUDING VOLUNTARILY  (INCLUDING VOLUNTARILY    NUMBER OF
               REGISTRANT    ORGANIZATIONS LISTED MAY HAVE        DEFERRED                DEFERRED                  FUND
                             CHANGED DURING THIS PERIOD)          COMPENSATION/1/)        COMPENSATION/1/) FROM     BOARDS ON
                                                                  FROM THE FUND DURING    ALL FUNDS MANAGED BY      WHICH
                                                                  FISCAL YEAR ENDED       CAPITAL RESEARCH AND      DIRECTOR
                                                                  9/30/97                 MANAGEMENT                SERVES/3/
                                                                                          COMPANY/2/ FOR THE YEAR
                                                                                          ENDED 9/30/97

Elisabeth Allison          Director      Administrative Director, ANZI, Ltd.   $ 18,100             $ 37,200              2
ANZI, Ltd.                               (financial publishing and consulting);
1770 Massachusetts Ave.                  Publishing Consultant, Harvard
Cambridge, MA  02410                     Medical School; former Senior Vice
Age:  51                                 President, Planning and Development,
                                         McGraw Hill, Inc.

Michael R. Bonsignore      Director      Chairman of the Board and Chief   $ 9,500/4/           $ 18,750              2
Honeywell Plaza                          Executive Officer, Honeywell, Inc.
P.O. Box 524
Minneapolis, MN  55440
Age:  56

+Gina H. Despres           Director      Senior Vice President, Capital   None/5/              None/5/               1
3000 K Street, N.W.                      Research and Management Company
Washington, DC  20007
Age:  56

+David I. Fisher           Director      Chairman of the Board,       None/5/              None/5/               3
333 South Hope Street                    The Capital Group Companies, Inc.
Los Angeles, CA  90071
Age:  58

Robert A. Fox              Director      President and Chief Executive Officer,   $ 16,700/4/          $ 83,800              5
P.O Box 457                              Foster Farms; former President,
Livingston, CA  95334                    Revlon International; former Chairman
Age:  60                                 and Chief Executive Officer, Clarke
                                         Hooper America (advertising)

Alan Greenway              Director      President, Greenway Associates, Inc.   $ 17,600             $ 69,200              4
7413 Fairway Road                        (management consulting services)
La Jolla, CA  92037
Age:  70

Koichi Itoh                Director      President and Chief Executive Officer,   $ 18,300/4/          $ 36,400     2
7-14-11-104 Minami                       IMPAC (management consulting
Aoyama                                   services); former Managing Partner,
Minato-ku, Tokyo, Japan                  VENCA Management (venture capital)
Age:  57

++William H. Kling         Director      President, Minnesota Public Radio;   $ 16,550/4/          $ 71,500              5
45 East Seventh Street                   President, Greenspring Co.; former

St. Paul, MN  55101                      President, American Public Radio
Age:  55                                 (now Public Radio International)


+Jon B. Lovelace           Vice          Vice Chairman of the Board, Capital   None/5/              None/5/               4
333 South Hope Street      Chairman of   Research and Management Company
Los Angeles, CA  90071     the Board
Age:  70

John G. McDonald           Director      The IBJ Professor of Finance,   $ 17,500/4/          $ 142,900             7
Graduate School of Business                 Graduate School of Business,
Stanford University                      Stanford University
Stanford, CA  94305
Age:  60

++William I. Miller        Director      Chairman of the Board,       $ 19,300/4/          $ 38,400              2
500 Washington Street                    Irwin Financial Corporation
Box 929
Columbus, IN  47202
Age:  41

Kirk P. Pendleton          Director      President, Cairnwood, Inc.   $ 15,300/4/          $ 88,800              5
Cairnwood, Inc.                          (venture capital investment)
75 James Way
Southhampton, PA  18966
Age:  58

Donald E. Petersen         Director      Former Chairman of the Board and   $ 16,800/4/          $ 66,800              4
255 East Brown, Suite 460                 Chief Executive Officer, Ford Motor
Birmingham, MI  48009                    Company
Age:  71

+James W. Ratzlaff         Director      Senior Partner, The Capital Group   None/5/              None/5/               8
One Market Plaza                         Partners, L.P.
Steuart Tower, Suite 1800
San Francisco, CA  94105
Age:  61

+Walter P. Stern           Chairman of   Chairman, Capital Group International,    None/5/              None/5/               8
630 Fifth Avenue           the Board     Inc.; Vice Chairman, Capital Research
New York, NY  10111                      International; Chairman, Capital
Age:  69                                 International, Inc.; Director, Temple-
                                         Inland Inc. (forest products)



 + Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 ++ Directors who may be deemed "interested persons" of the fund as defined in the 1940 Act due to membership on the board of directors of the parent company of a registered broker-dealer.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

 /3/ Includes funds managed by Capital Research and Management Company and affiliates.

 /4/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended September 30, 1997 for participating Directors is as follows:
Michael R. Bonsignore ($8,043), Robert A. Fox ($193,175), Koichi Itoh ($21,833), William H. Kling ($83,016), John G. McDonald ($73,293), William I. Miller ($22,864), Kirk P. Pendleton ($18,258) and Donald E. Petersen ($15,238). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

 /5/ Gina H. Despres, David I. Fisher, Jon B. Lovelace, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S) HELD  PRINCIPAL OCCUPATION(S) DURING
                                    WITH REGISTRANT   PAST 5 YEARS

Walter P. Stern
 (see above)

Jon B. Lovelace
 (see above)

Gina H. Despres
 (see above)

William R. Grimsley        59       Senior            Senior Vice President and Director,
P.O. Box 7650                       Vice President    Capital Research and Management
San Francisco, CA  94120                              Company

Gregg E. Ireland           47       Senior            Senior Vice President,
 3000 K Street, N.W.                Vice President    Capital Research and Management
Washington, DC  20007                                 Company

Thierry Vandeventer        62       Senior            Director, Capital Research and
3 Place des Bergues                 Vice President    Management Company
1201 Geneva, Switzerland

Darcy B. Kopcho            44       Vice President    Vice President and Director,
333 South Hope Street                                 Capital Research Company
Los Angeles, CA  90071

Cathy M. Ward              50       Vice President    Senior Vice President and Director,
333 South Hope Street                                 Capital Research and Management
Los Angeles, CA  90071                                Company

Vincent P. Corti           41       Secretary         Vice President - Fund Business
333 South Hope Street                                 Mangement Group, Capital Research
Los Angeles, CA  90071                                and Management Company

R. Marcia Gould            43       Treasurer         Vice President - Fund Business
135 South State College Blvd.                         Mangement Group, Capital Research
Brea, CA  92821                                       and Management Company



                             ADVISORY BOARD MEMBERS

                       Advisory Board Member Compensation

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, will consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions abroad. The members of the Advisory Board are:

NAME, ADDRESS   POSITION    PRINCIPAL OCCUPATION(S) DURING PAST  AGGREGATE               TOTAL COMPENSATION        TOTAL
AND AGE         WITH        5 YEARS (POSITIONS WITHIN THE        COMPENSATION            (INCLUDING VOLUNTARILY    NUMBER OF
                REGISTRANT  ORGANIZATIONS LISTED MAY HAVE        (INCLUDING VOLUNTARILY  DEFERRED COMPENSATION/1/) BOARDS ON
                            CHANGED DURING THIS PERIOD)          DEFERRED                FROM ALL FUNDS MANAGED    WHICH
                                                                 COMPENSATION/1/)        BY CAPITAL RESEARCH AND   ADVISORY
                                                                 FROM THE FUND DURING    MANAGEMENT COMPANY/2/     BOARD
                                                                 FISCAL YEAR ENDED       FOR THE YEAR ENDED        MEMBER
                                                                 9/30/97                 9/30/97                   SERVES/3/

Yoichi Funabashi             Advisory      Washington, DC Bureau Chief and   $7,000               $7,000                1
Asahi Shimbun                Board         Diplomatic Correspondent and
6-3-9 Kita-Terao             Member        Columnist of the Asahi Shimbun
Yokahama City, Japan
Age:  53

Jean Gandois                 Advisory      President, Conseil National du   $3,000               $3,000                1
Conseil National du Patronat Francais   Board         Patronat Francais; former Chairman of
31 Ave. Pierre Premier de Serbie   Member        the Board, Cockerill-Sambre; former
75784 Paris, France                        Chairman and Chief Executive Officer,
Age:  67                                   Pechiney

Claudio X. Gonzalez Laporte   Advisory      Chairman of the Board and Chief   $3,000               $3,000                1
Kimberly Clark de Mexico, SA   Board         Executive Officer, Kimberly Clark de
103-3 Colonia Polanco Morales   Member        Mexico, SA
Mexico, DF, Mexico
Age:  63

Sir Peter Holmes             Advisory      Director and former Chairman of the   $7,000               $7,000                1
Shell Centre                 Board         Board and Managing Director, The
London, England              Member        Royal Dutch/Shell Group of
Age:  65                                   Companies

Jae-Hyun Hyun                Advisory      Chairman, Tong Yang Group    $6,250               $6,250                1
Tong Yang Group              Board
14F, TYIF Building           Member
Seoul, Korea
Age:  48

Baron Gualtherus Kraijenhoff   Advisory      Chairman of the Supervisory Council,   $7,000               $7,000                1
Stoeplaan 9, Flat 58         Board         AKZO N.V.
The Netherlands              Member
Age: 75

Pierre Lescure               Advisory      Chairman and Chief Executive Officer,   $0/4/                $0/4/                 1
CANAL +                      Board         CANAL +
85-89 quai Andre Citroen     Member
F-75015 Paris
France
Age:  51

Allen E. Puckett             Advisory      Chairman Emeritus, Hughes Aircraft   $7,000               $7,000                1
935 Corsica Drive            Board         Company
Pacific Palisades, CA  90272   Member
Age:  78

Rozanne L. Ridgway           Advisory      Co-Chair, Atlantic Council of the   $7,000               $7,000                1
Baltic-American Enterprise Fund   Board         United States; Chair, Baltic American
1625 K Street, N.W.          Member        Enterprises Fund
Washington, DC  20006
Age:  62

Orville H. Schell            Advisory      Dean, Graduate School of Journalism,   $7,000               $7,000                1
Graduate School of Journalism   Board         University of California, Berkeley
121 North Gate Hall          Member
University of California
Berkeley, CA  94720
Age:  57


/1/ Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Advisory Board member.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Pierre Lescure was appointed to the Advisory Board effective October 1, 1997 and, therefore, received no compensation from the fund in fiscal year 1997.



All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings with the Advisory Board), plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Effective October 1, 1997, each Advisory Board member is paid a fee of $5,000 per annum, plus $5,000 for each meeting attended in conjunction with meetings with the Board of Directors. As of November 1, 1997 the officers, directors and Advisory Board members and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser is dated April 1, 1997. The Agreement will continue in effect until March 31, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose forms and supplies used at the office of the fund, and will pay the travel expenses of directors and members of the Advisory Board incurred in connection with attendance at meetings of those Boards. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Advisory Board members and of Directors who are not affiliated persons of the Investment Adviser.
The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, 0.39% on net assets between $10.5 billion and $17 billion, and 0.385% in excess of $17 billion. For the fiscal years ended September 30, 1997, 1996 and 1995, the Investment Adviser received advisory fees of $59,337,000, $43,463,000 and $32,015,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1997 amounted to $12,090,000 after allowance of $62,293,000 to dealers. During the fiscal years ended September 30, 1996 and 1995 the Principal Underwriter received $12,923,000 and $8,330,000, after allowance of $67,852,000 and $44,248,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund are committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan, the fund may expend up to 0.25% of its net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). During the fiscal year ended September 30, 1997, the fund paid or accrued $32,358,000 for compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than eighteen months is 20%, and on assets held more than one year and not more than eighteen months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT                      ADDITIONAL INVESTMENTS

                See "Investment Minimums and Fund       $50 minimum (except where a lower minimum is
                Numbers" for initial investment         noted under "Investment Minimums and Fund
                minimums.                               Numbers").

By contacting   Visit any investment dealer who is      Mail directly to your investment dealer's address
your investment   registered in the state where the     printed on your account statement.
dealer          purchase is made and who has a sales
                agreement with American Funds
                Distributors.

By mail         Make your check payable to the fund     Fill out the account additions form at the bottom of a
                and mail to the address indicated on    recent account statement, make your check
                the account application.  Please        payable to the fund, write your account number on
                indicate an investment dealer on the    your check, and mail the check and form in the
                account application.                    envelope provided with your account statement.

By telephone    Please contact your investment dealer   Complete the "Investments by Phone" section on
                to open account, then follow the        the account application or American FundsLink
                procedures for additional investments.  Authorization Form.  Once you establish the privilege, you, your financial advisor or any person
                                                        with your account information can call American
                                                        FundsLine(R) and make investments by telephone
                                                        (subject to conditions noted in "Telephone
                                                         Purchases, Redemptions and Exchanges" below).

By computer     Please contact your investment dealer    Complete the American FundsLink Authorization
                to open account, then follow the         Form.  Once you establish the privilege, you, your
                procedures for additional investments.   financial advisor or any person with your account
                                                         information may access American FundsLine
                                                         OnLine(SM) on the Internet and make investments by
                                                         computer (subject to conditions noted in "Telephone
                                                         and Computer Purchases, Redemptions and
                                                         Exchanges" below).

By wire         Call 800/421-0180 to obtain your         Your bank should wire your additional investments
                account number(s), if necessary.         in the same manner as described under "Initial
                Please indicate an investment dealer     Investment."
                on the account.  Instruct your bank to
                wire funds to:

                Wells Fargo Bank
                155 Fifth Street
                Sixth Floor
                San Francisco, CA 94106
                (ABA #121000248)
                For credit to the account of:
                American Funds Service Company a/c
                #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000    2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1998, provide additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES -- The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations, and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

                                REDEEMING SHARES

By writing to American Funds Service     Send a letter of instruction specifying the name of the fund, the
Company (at the appropriate address      number of shares or dollar amount to be sold, your name and
indicated under "Principal Underwriter   account number.  You should also enclose any share certificates
and Transfer Agent" in the prospectus)   you wish to redeem.  For redemptions over $50,000 and for
                                         certain redemptions of $50,000 or less (see below), your
                                         signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers,
                                         Inc., bank, savings association or credit union that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your investment dealer     If you redeem shares through your investment dealer, you may be charged for this service.  SHARES HELD FOR YOU IN YOUR
                                         INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED THROUGH
                                         THE DEALER.

You may have a redemption check sent     You may use this option, provided the account is registered in the
to you by using American FundsLine(R)    name of an individual(s), a UGMA/UTMA custodian, or a non-retirement
or American FundsLine OnLine(SM) or by   plan trust.  These redemptions may not exceed $50,000 per shareholder
telephoning, faxing, or telegraphing     each day and the check must be made payable to the shareholder(s) of
American Funds Service Company           record and be sent to the address of record provided the address has
(subject to the conditions noted in this been used with the account for at least 10 days.  See "Principal
section and in "Telephone and Computer   Underwriter and Transfer Agent" in the prospectus and "Exchange
Purchases, Sales and Exchanges" in the   "Privilege" below for the appropriate telephone or fax number.
prospectus)

In the case of the money market funds,   Upon request (use the account application for the money market
you may have redemptions wired to your   funds) you may establish telephone redemption privileges (which
bank by telephoning American Funds       will enable you to have a redemption sent to your bank account)
Service Company ($1,000 or more) or by   and/or check writing privileges.  If you request check writing
writing a check ($250 or more)           privileges, you will be provided with checks that you may use to draw against your account.  These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to automatically redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND
PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTone/TM/ telepone or access the American Funds Wed site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares -- Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1997, 1996 and 1995 amounted to $11,461,000, $8,933,000 and
$6,300,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $12,198,000 for the fiscal year ended September 30, 1997.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,

REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1997



Net asset value and redemption price per share

  (Net assets divided by shares outstanding)              $21.86

Maximum offering price per share

  (100/94.25 of net asset value per share which takes

    into account the fund's current maximum sales charge)    $23.19




                               INVESTMENT RESULTS

The fund's yield is 1.14% based on a 30-day (or one month) period ended September 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns for the five- and ten-year periods ended on September 30, 1997 was 22.52%, 16.46% and 11.59%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all) those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results and that the fund has different investment policies from other funds managed by Capital Research and Management Company. Reference to the other common stock funds is made solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's Prospectus.
                       NPF VS. VARIOUS UNMANAGED INDEXES

Periods          Total                               MSCI Indices               Capital
                 Return                                                     Appreciation

10/1 - 9/30      NPF         DJIA/1/    S&P 500/2/   World/3/   U.S./4/     NPF          NYSE/6/

1973# - 1997     +2,908%     +2,187%    +2,035%      +1,538%    +1,896%     +1,426%         +711%

1987  -  1997    +199        +316       +295         +149       +304        +144         +176

1986  -  1996    +245        +358       +303         +188       +309        +180         +175

1985  -  1995    +332        +404       +341         +302       +342        +250         +198

1984  -  1994    +321        +355       +289         +338       +289        +236         +167

1983  -  1993    +278        +321        +293        +328       +291        +196         +165

1982  -  1992    +360        +443        +402        +400       +393        +244         +232

1981  -  1991    +356        +446        +397        +416       +392        +246         +218

1980  -  1990    +275        +314        +269        +285       +266        +166         +132

1979  -  1989    +387        +395        +392        +483       +372        +245         +212

1978  -  1988     +342       +302        +317        +420       +291        +214         +166

1977  -  1987    +584        +415        +432        +580       +397        +386         +241

1976  -  1986    +369        +205        +256        +389       +235        +232         +137

1975  -  1985    +299        +187        +253        +274       +233        +181         +136

1974  -  1984    +403        +241        +326        +288       +297        +248         +186

1973# - 1983     +271        +124        +149        +128       +129        +156         + 64



/1/ The Dow Jones Average of 30 Industrial stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/4/ The Morgan Stanley Capital International USA Index is an arithmetical average, weighted by market value, of the performance of more than 300 securities listed on stock exchanges in the U.S.

/5/ The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the exchange.
# From March 13, 1973, the date the fund commenced operations.

                IF YOU ARE CONSIDERING NPF FOR RETIREMENT  . . .

Here's how much you would have if you had invested $2,000 on October 1 of each year in NPF over the past 5 and 10 years:

5 Years                        10 Years

(10/1/92 - 9/30/97)            (10/1/87 - 9/30/97)

$16,281                        $45,061


        SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM  . . .

If you had invested           Periods             ...and taken all
$10,000 in NPF                10/1 - 9/30         distributions in shares,
this many years ago...                            your investment would
Number of Years                                   have been worth this
                                                  much at September 30, 1997
                                                    Value

1                             1996  -  1997       $12,253

2                             1995  -  1997       13,550

3                             1994  -  1997       16,078

4                             1993  -  1997       18,102

5                             1992  -  1997       21,421

6                             1991  -  1997       23,144

7                             1990  -  1997       28,670

8                             1989  -  1997       27,271

9                             1988  -  1997       34,889

10                            1987  -  1997       29,927

11                            1986  -  1997       44,794

12                            1985  -  1997       62,191

13                            1984  -  1997       71,819

 14                           1983  -  1997       72,536

 15                           1982  -  1997       104,487

 16                           1981  -  1997       111,977

 17                           1980  -  1997       114,074

 18                           1979  -  1997       141,049

 19                           1978  -  1997       163,540

 20                           1977  -  1997       217,251

 21                           1976  -  1997       222,962

 22                           1975  -  1997       263,365

 23                           1974  -  1997       382,933

 24                           1973  -  1997       285,353

Lifetime                      1973# -  1997       300,835


# From March 13, 1973, the date the fund commenced operations.


Illustration of a $10,000 investment in NPF with
 dividends reinvested and capital gain distributions taken in shares (For the period March 13, 1973 through September 30, 1997)

                COST OF SHARES                                   VALUE OF SHARES

Fiscal          Annual          Dividends       Total           From           From            Dividends     Total
Year End        Dividends       (cumulative)    Investment      Initial        Capital Gains   Reinvested    Value
Sept. 30                                        Cost            Investment     Reinvested



  1973#            ----             ----        $10,000          $9,938               ----         ----         $9,938

1974               325               325        10,325            7,163               ----          239           7,402

1975               401               726        10,726            9,952               ----          817         10,769

1976               337            1,063         11,063          11,422                ----       1,298          12,720

1977               280            1,343         11,343          11,236                244        1,570          13,050

1978               318            1,661         11,661          13,908             1,079         2,355          17,342

1979               444            2,105         12,105          15,165             1,868         3,067          20,100

1980               501            2,606         12,606          18,230             2,315         4,321          24,866

1981               931            3,537         13,537          17,905             2,274         5,136          25,315

1982            1,667             5,204         15,204          16,225             4,557         6,369          27,151

1983            1,830             7,034         17,034          21,080             7,382       10,631            39,093

1984            1,205             8,239         18,239          19,259             9,323       10,912          39,494

1985            1,196             9,435         19,435          19,796           13,202        12,580          45,578

1986            1,178           10,613          20,613          24,699           21,436        17,138          63,273

1987            1,393           12,006          22,006          32,052           38,599        24,076          94,727

1988            1,820           13,826          23,826          23,928           37,429        19,876          81,233

1989            2,605           16,431          26,431          27,920           49,773        26,275        103,968

1990            2,617           19,048          29,048          23,718           50,481        24,697          98,896

1991            2,979           22,027          32,027          27,477           63,176        31,840        122,493

1992            2,524           24,551          34,551          28,597           67,989        35,751        132,337

1993            2,172           26,723          36,723          33,173           79,499        43,932        156,604

1994            2,231           28,954          38,954          35,951           90,455        49,939        176,345

1995            2,813           31,767          41,767          39,639         111,254         58,307        209,200

1996            4,129           35,896          45,896          41,484         124,538         65,439        231,461

1997            4,365           40,261          50,261          51,032         164,111         85,692        300,835



The dollar amount of capital gain distributions during the period was $80,243

 ________________________________________
#   From March 13, 1973, the date fund commenced operations.

APPENDIX
                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

New Perspective Fund
Investment Portfolio, September 30, 1997

Largest Industry Holdings
10.26% Health & Personal Care
7.63% Telecommunications
6.71% Banking
5.58% Electronic Components
5.30% Broadcasting & Publishing
52.93% Other Industries
11.59% Bonds, Cash and Equivalents






                                                           Shares or       Market     Percent
                                                           Principal        Value       of Net
Equity-Type Securities                                        Amount   (Millions)       Assets
-----------------------------------------               ------------ ------------ ------------

Health & Personal Care - 10.26%
AB Astra, Class A (Sweden)                                 11,826,833     $218.798
AB Astra, Class A (American Depositary Receipts)              413,333        7.595
AB Astra, Class B                                           8,590,533      152.115        2.23
Novartis AG (Switzerland)                                     231,231      355.470        2.10
Pfizer Inc (USA)                                            4,870,000      292.505        1.73
Teva Pharmaceutical Industries Ltd. (American Depositary
 Receipts) (Israel)                                         2,400,000      133.800         .79
SmithKline Beecham PLC (American Depositary Receipts)
 (United Kingdom)                                           2,200,000      107.525         .63
Merck & Co., Inc. (USA)                                       880,000       87.945         .52
Glaxo Wellcome PLC (United Kingdom)                           563,264       12.678
Glaxo Wellcome PLC (American Depositary Receipts)             854,000       38.377         .30
Zeneca Group PLC (United Kingdom)                           1,000,000       32.627
Zeneca Group PLC (American Depositary Receipts)               185,000       18.095         .30
Shiseido Co., Ltd. (Japan)                                  2,924,000       47.075         .28
Johnson & Johnson (USA)                                       800,000       46.100         .27
Genentech, Inc., callable putable common stock (USA) (1)      600,000       34.875         .21
Sankyo Co., Ltd. (Japan)                                    1,000,000       34.689         .20
Alza Corp. (USA) (1)                                        1,000,000       29.000         .17
Abbott Laboratories (USA)                                     400,000       25.575         .15
Pharmacia & Upjohn, Inc. (USA)                                500,000       18.250         .11
Gillette Co. (USA)                                            203,400       17.556         .10
Guidant Corp. (USA)                                           300,000       16.800         .10
Medtronic, Inc. (USA)                                         255,000       11.985         .07


Telecommunications - 7.63%
Telefonica de Espana, SA (Spain)                            7,906,000      249.523
Telefonica de Espana, SA (American Depositary Receipts)        76,000        7.153        1.51
Telecom Italia SPA, ordinary shares (formerly STET-Societa
 Finanziaria Telefonica p.a.) (Italy)                      20,190,000      135.280
Telecom Italia SPA, nonconvertible
 savings shares                                            16,500,000       64.457        1.18
Telefonos de Mexico, SA de CV, Class L (American
 Depositary Receipts) (Mexico)                              3,134,530      162.212         .96
AirTouch Communications (USA) (1)                           3,500,000      124.031         .73
Telecom Corp. of New Zealand Ltd. (New Zealand)            13,678,100       69.386
Telecom Corp. of New Zealand Ltd. (2)                       5,135,400       26.051         .56
Vodafone Group PLC (American Depositary Receipts) (United
 Kingdom)                                                   1,428,500       76.782         .45
Tele Danmark AS, Class B (Denmark)                            672,000       35.463
Tele Danmark AS, Class B (American Depositary Receipts)     1,233,700       32.924         .40
MCI Communications Corp. (USA)                              2,325,000       68.297         .40
AT&T Corp. (USA)                                            1,535,000       68.020         .40
Koninklijke PTT Nederland NV (Netherlands)                  1,629,500       64.208         .38
Sprint Corp. (USA)                                            883,400       44.170         .26
Hong Kong Telecommunications Ltd. (Hong Kong)               8,260,529       18.684
Hong Kong Telecommunications Ltd. (American Depositary
 Receipts)                                                    440,759        9.862         .17
British Telecommunications PLC (United Kingdom)             3,000,000       19.828         .12
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts) (Brazil)            76,439        9.841         .06
Deutsche Telekom AG (Germany)                                 265,900        5.160         .03
DDI Corp. (Japan)                                                 500        2.515         .02


Banking - 6.71%
Royal Bank of Canada (Canada)                               3,717,000      182.689        1.08
Bank of Nova Scotia (Canada)                                3,129,500      149.962         .88
Westpac Banking Corp. (Australia)                          17,567,630      110.731
Westpac Banking Corp., warrants, expire 2000 (1)            3,000,000       15.867         .75
BankAmerica Corp. (USA)                                     1,250,000       91.641         .54
Citicorp (USA)                                                600,000       80.362         .47
Banco de Santander, SA (Spain)                              1,800,000       59.233
Banco de Santander, SA (American Depositary Receipts)         540,000       17.617         .45
Australia and New Zealand Banking Group Ltd. (Australia)    7,371,411       60.242         .36
Cie. Financiere de Paribas, Class A (France)                  750,000       55.781         .33
Banque Nationale de Paris (France)                          1,021,549       51.613         .30
Chase Manhattan Corp. (USA)                                   375,000       44.250         .26
Fuji Bank, Ltd. (Japan)                                     3,710,000       40.948         .24
Sumitomo Bank, Ltd. (Japan)                                 2,300,000       34.739         .21
ABN AMRO Holding NV (Netherlands)                           1,672,960       33.972         .20
Sakura Bank, Ltd. (Japan)                                   6,675,000       31.962         .19
The Toronto-Dominion Bank (Canada)                            750,000       25.489         .15
Bank of Tokyo-Mitsubishi, Ltd. (Japan)                      1,250,000       23.859         .14
Istituto Mobiliare Italiano SpA (Italy)                     1,500,000       16.064         .09
HSBC Holdings PLC (United Kingdom)                            320,000       11.365         .07


Electronic Components - 5.58%
Micron Technology, Inc. (USA) (1)                           6,855,000      237.783        1.40
Advanced Micro Devices, Inc. (USA) (1)                      6,050,000      197.003        1.16
Intel Corp. (USA)                                           1,400,000      129.237         .76
Bay Networks, Inc. (USA) (1)                                3,000,000      115.875         .68
Analog Devices, Inc. (USA) (1)                              1,710,000       57.285         .34
Arrow Electronics, Inc. (USA) (1)                             880,000       51.040         .30
Seagate Technology (USA) (1)                                1,400,000       50.575         .30
Altera Corp. (USA) (1)                                        950,000       48.687         .29
Murata Manufacturing Co., Ltd. (Japan)                        590,000       25.559         .15
Electrocomponents PLC (United Kingdom)                      3,000,000       22.273         .13
Kyocera Corp. (Japan)                                         176,000       11.524         .07


Broadcasting & Publishing - 5.30%
Time Warner Inc. (USA)                                      6,406,225      347.137        2.05
Viacom Inc., Class B (USA) (1)                              4,640,000      146.740         .87
News Corp. Ltd. (Australia)                                 3,948,625       20.246
News Corp. Ltd. (American Depositary Receipts)              3,991,600       81.578
News Corp. Ltd., preferred shares                           2,021,244        8.947
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                  1,995,800       35.800         .86
CANAL + (France)                                              267,145       47.595         .27
Carlton Communications PLC (United Kingdom)                 4,890,000       40.607         .24
Grupo Televisa, SA, ordinary participation certificates
 (American Depositary Receipts) (Mexico) (1)                  825,000       29.545         .17
Westinghouse Electric Corp. (USA)                           1,045,000       28.280         .17
Elsevier NV (Netherlands)                                   1,700,000       24.756         .15
Wolters Kluwer NV (Netherlands)                               162,516       21.979         .13
Pearson PLC (United Kingdom)                                1,700,000       21.498         .13
Dow Jones & Co., Inc. (USA)                                   434,900       20.331         .12
AUDIOFINA (Luxembourg)                                        415,300       16.707         .10
U S WEST Media Group (USA) (1)                                313,300        6.990         .04
                                                                   .

Energy Sources - 4.76%
TOTAL, Class B (France)                                       131,077       15.044
TOTAL, Class B (American Depositary Receipts)               3,109,814      178.231        1.14
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                      1,852,000      102.786
 'Shell' Transport and Trading Co., PLC (United Kingdom)    3,000,000       21.958         .74
Broken Hill Proprietary Co. Ltd. (Australia)                6,502,053       75.749         .45
ENI SpA (Italy)                                            11,000,000       69.448         .41
Elf Aquitaine (France)                                        400,000       53.550
Elf Aquitaine (American Depositary
 Receipts)                                                    100,000        6.669         .35
Phillips Petroleum Co. (USA)                                1,100,000       56.788         .33
Anadarko Petroleum Corp. (USA)                                700,000       50.269         .30
Talisman Energy Inc. (Canada) (1)                           1,400,000       48.237         .28
YPF SA, Class D (American Depositary Receipts (Argentina    1,200,000       44.250         .26
Mobil Corp. (USA)                                             500,000       37.000         .22
RAO Gazprom (American Depositary Receipts) (Russia)         1,341,000       33.659         .20
Enterprise Oil PLC (United Kingdom)                         1,221,300       13.355         .08
                                                                   .

Electrical & Electronics - 4.58%
Nokia Corp., Class A (Finland)                                480,000       45.693
Nokia Corp., Class A (American Depositary Receipts)         1,450,000      136.028
Nokia Corp., Class K                                          460,000       43.615        1.33
Telefonaktiebolaget LM Ericsson, Class B (Sweden)           2,376,000      114.444
Telefonaktiebolaget LM Ericsson, Class B (American
 Depositary Receipts)                                         800,000       38.350         .90
ABB AB, Class A (Sweden)                                      150,000        2.131
ABB AB, Class B                                             6,000,000       84.836
ABB AB, Class B (American Depositary Receipts)                250,000       35.375
ABB AG, Class A (Switzerland)                                  11,750       17.350         .82
Northern Telecom Ltd. (Canada)                                457,300       47.530         .28
Schneider SA (France)                                         750,000       47.477         .28
Siemens AG (Germany)                                          600,000       40.637         .24
Alcatel Alsthom (France)                                      260,000       34.675         .21
York International Corp. (USA)                                680,000       30.430         .18
General Electric Co. (USA)                                    394,000       26.817         .16
NextLevel Systems, Inc. (USA) (1)                           1,055,200       17.675         .10
Lucent Technologies Inc. (USA)                                168,523       13.713         .08
                                                                   .

Multi-Industry - 4.17%
Siebe PLC (United Kingdom)                                  6,570,000      132.391         .78
Hutchison Whampoa Ltd. (Hong Kong)                         13,281,000      130.884         .77
Lend Lease Corp. Ltd. (Australia)                           4,058,860       96.427         .57
FMC Corp. (USA) (1)                                           991,300       87.978         .52
Williams Holdings PLC (United Kingdom)                     10,000,000       59.557         .35
LTV Corp. (USA)                                             4,225,000       53.605         .32
Suez Lyonnaise des Eaux (France)                              390,243       43.668         .26
Canadian Pacific Ltd. (Canada)                              1,000,000       29.563         .17
Lagardere Groupe SCA (France)                                 700,000       22.280         .13
AlliedSignal Inc. (USA)                                       400,000       17.000         .10
B.A.T Industries PLC (United Kingdom)                       1,895,559       16.613         .10
Swire Pacific Ltd., Class A (Hong Kong)                     2,150,000       16.464         .10
                                                                   .

Automobiles - 3.63%
Honda Motor Co., Ltd. (Japan)                               4,640,000      162.111         .96
Regie Nationale des Usines Renault, SA (France)             3,800,000      112.985         .67
Bayerische Motoren Werke AG (Germany)                          69,500       59.336
Bayerische Motoren Werke AG, preferred shares                  20,318       11.830         .42
Ford Motor Co., Class A (USA)                               1,229,500       55.635         .33
Chrysler Corp. (USA)                                        1,500,000       55.219         .33
Toyota Motor Corp. (Japan)                                  1,405,000       43.141         .25
Suzuki Motor Corp. (Japan)                                  3,600,000       34.656         .20
Volvo AB, Class B (Sweden)                                  1,000,000       28.741         .17
General Motors Corp. (USA)                                    400,000       26.775         .16
Daimler-Benz AG, 4.125% convertible debentures 2003
 (Germany) (2)                                          DM28,000,000        24.311         .14


Beverages & Tobacco - 3.42%
Philip Morris Companies Inc. (USA)                          7,455,000      309.848        1.83
Asahi Breweries, Ltd. (Japan)                               4,060,000       65.364
Asahi Breweries, Ltd., 1.00% convertible debentures 2003Y924,000,000        12.844
Asahi Breweries, Ltd., .95% convertible debentures 2002 Y410,000,000         5.682
Asahi Breweries, Ltd., .90% convertible debentures 2001 Y520,000,000         7.168         .54
Seagram Co. Ltd. (Canada)                                   2,200,000       77.550         .46
PepsiCo, Inc. (USA)                                         1,000,000       40.563         .24
Cia. Cervejaria Brahma (Brazil)                            47,000,000       36.108         .21
LVMH Moet Hennessy Louis Vuitton (France)                      55,000       11.723         .07
Lion Nathan Ltd. (New Zealand)                              3,218,800        7.875         .04
Gallaher Group PLC (American Depositary Receipts)
 (United Kingdom)                                             300,000        5.756         .03


Machinery & Engineering - 3.40%
Caterpillar Inc. (USA)                                      4,600,000      248.113        1.46
Mannesmann AG (Germany)                                       507,500      242.490        1.43
Deere & Co. (USA)                                             725,000       38.969         .23
Kvaerner AS, Class A (Norway)                                  535,340       31.663         .19
Kawasaki Heavy Industries, Ltd. (Japan)                     4,200,000       14.534         .09


Chemicals - 3.20%
Praxair, Inc. (USA)                                         2,639,300      135.099         .80
Georgia Gulf Corp. (USA) (3)                                1,975,000       60.484         .36
Sherwin-Williams Co. (USA)                                  1,962,000       57.756         .34
Methanex Corp. (Canada)                                     6,250,000       52.479         .31
Nan Ya Plastics Corp. (Taiwan)                             19,980,000       47.921         .28
E.I. du Pont de Nemours and Co. (USA)                         600,000       36.938         .22
Valspar Corp. (USA)                                         1,160,000       36.395         .21
AGA AB, Class A (Sweden)                                    1,460,000       24.020
AGA AB, Class B                                               550,000        8.867         .19
Bayer AG (Germany)                                            750,000       29.941         .18
L'Air Liquide (France)                                        110,097       18.163         .11
BOC Group PLC (United Kingdom)                              1,000,000       17.827         .10
Engelhard Corp. (USA)                                         813,100       17.533         .10


Food & Household Products - 3.13%
Nestle SA (Switzerland)                                        89,782      125.395         .74
Cadbury Schweppes PLC (United Kingdom)                     10,865,090      104.604         .62
Reckitt & Colman PLC (United Kingdom)                       6,056,250       93.007         .55
Unilever NV (Netherlands)                                     335,000       71.706
Unilever PLC (United Kingdom)                                 660,000       19.318         .54
Groupe Danone (France)                                        443,586       70.107         .41
Archer Daniels Midland Co. (USA)                            1,050,000       25.134         .15
Colgate-Palmolive Co. (USA)                                   300,000       20.906         .12


Data Processing & Reproduction - 2.54%
Fujitsu Ltd. (Japan)                                        7,172,000       89.873         .53
Ascend Communications, Inc. (USA) (1)                       1,850,000       59.894         .35
Silicon Graphics, Inc. (USA) (1)                            2,100,000       55.125         .32
Oracle Corp. (USA) (1)                                      1,425,000       51.923         .31
Acer Inc. (Taiwan) (1)                                     20,000,000       39.216         .23
Sybase, Inc. (USA) (1)                                      1,850,000       33.300         .20
International Business Machines Corp. (USA)                   300,000       31.781         .19
Computer Associates International, Inc. (USA)                 261,500       18.779         .11
Microsoft Corp. (USA) (1)                                     140,000       18.524         .11
Digital Equipment Corp. (USA) (1)                             400,000       17.325         .10
Cisco Systems, Inc. (USA) (1)                                 200,000       14.613         .09


Insurance - 2.46%
ING Groep NV (formerly Internationale Nederlanden Groep)
 (Netherlands)                                              4,376,336      201.550        1.19
Fairfax Financial Holdings Ltd. (Canada)                      234,700       65.067
Fairfax Financial Holdings Ltd. (USA) (2)                      93,000       25.783         .54
American International Group, Inc. (USA)                      774,843       79.954         .47
Societe Centrale des Assurances Generales de France (Fra      735,000       29.196         .17
Assicurazioni Generali SpA (Italy)                            670,000       15.098         .09


Forest Products & Paper - 2.01%
Champion International Corp. (USA)                          2,200,000      134.063         .79
Louisiana-Pacific Corp. (USA)                               2,550,000       63.750         .38
UPM-Kymmene Corp. (Finland)                                 1,953,000       54.332         .32
International Paper Co. (USA)                                 600,000       33.038         .19
Rayonier Inc. (USA)                                           600,000       29.025         .17
Jefferson Smurfit Corp. (USA) (1)                           1,255,700       25.114         .15
Carter Holt Harvey Ltd. (New Zealand)                       1,058,500        2.298         .01


Gold Mines - 1.88%
Newmont Mining Corp. (USA)                                  2,750,000      123.578         .73
Placer Dome Inc. (Canada)                                   5,500,000      105.188         .62
Barrick Gold Corp. (Canada)                                 2,500,000       61.875         .36
Gold Fields of South Africa Ltd. (South Africa)             1,400,000       28.195         .17


Metals: Nonferrous - 1.78%
Aluminum Co. of America (USA)                                 950,000       77.900         .46
WMC Ltd. (Australia)                                       15,389,336       72.249         .43
Alumax Inc. (USA) (1)                                       1,500,000       61.313         .36
Alcan Aluminium Ltd. (Canada)                               1,700,000       59.075         .35
Pechiney, Class A (France)                                    366,527       17.657         .10
Teck Corp., Class B (Canada)                                  700,000       14.441         .08


Leisure & Tourism - 1.35%
Carnival Corp., Class A (USA)                               3,400,000      157.250         .93
Walt Disney Co. (USA)                                         600,000       48.375         .29
Accor SA (France)                                             120,000       22.231         .13
Euro Disney SCA (France) (1)                                  171,307         .236         .00


Merchandising - 1.29%
Wal-Mart Stores, Inc. (USA)                                 4,150,000      151.994         .90
Cifra, SA de CV, Class A (Mexico)                           4,970,139       11.136
Cifra, SA de CV, Class B                                    4,500,000       10.650
Cifra, SA de CV, Class C                                    3,624,400        7.981         .17
Home Depot, Inc. (USA)                                        472,500       24.629         .14
Ito-Yokado Co., Ltd. (Japan)                                  185,000       10.041         .06
WHSmith Group PLC, Class A (United Kingdom)                   500,000        2.970         .02


Energy Equipment - 1.27%
Schlumberger Ltd. (Netherlands Antilles)                      998,300       84.044         .50
Halliburton Co. (USA)                                       1,270,000       66.040         .39
Western Atlas Inc. (USA) (1)                                  740,000       65.120         .38


Recreation & Other Consumer Products - 1.17%
Mattel, Inc. (USA)                                          1,900,000       62.938         .37
Fuji Photo Film Co., Ltd. (Japan)                             900,000       37.195         .22
Nintendo Co., Ltd. (Japan)                                    350,000       32.822         .19
Eastman Kodak Co. (USA)                                       400,000       25.975         .15
EMI Group PLC (United Kingdom)                              1,375,569       13.532
EMI Group PLC, Class B preferred shares                       764,205        1.412         .09
PolyGram NV (New York Registered Shares) (Netherlands)        259,900       14.928         .09
Fortune Brands Inc. (formerly American Brands, Inc.)
 (USA)                                                        300,000       10.106         .06


Appliances & Household Durables - 0.98%
Sony Corp. (Japan)                                            927,000       87.700         .52
Philips Electronics NV (Netherlands)                          582,500       49.427
Philips Electronics NV, warrants, expire 1998 (1)             250,000       16.943         .39
Samsung Electronics Co., Ltd. (South Korea)                   125,727       12.180         .07


Business & Public Services - 0.98%
Quintiles Transnational Corp. (USA) (1)                       500,000       42.125         .25
United Utilities PLC (United Kingdom)                       3,000,000       37.114         .22
Cie. Generale des Eaux (France)                               203,808       24.046
Cie. Generale des Eaux, warrants, expire 2001 (1)             203,808         .110         .14
Rentokil Group PLC (United Kingdom)                         4,200,000       17.455         .11
Reuters Holdings PLC (American Depositary Receipts)
 (United Kingdom)                                             240,000       17.100         .10
Waste Management, Inc. (formerly WMX Technologies, Inc.)
 (USA)                                                        395,737       13.826         .08
Electronic Data Systems Corp. (USA)                           300,000       10.650         .06
Thorn PLC (United Kingdom)                                  1,301,948        2.942         .02


Metals: Steel - 0.85%
Allegheny Teledyne Inc. (USA)                               2,040,000       58.395         .34
Usinor Sacilor (France)                                     2,800,000       56.748         .34
Cia. Vale do Rio Doce, ordinary nominative (Brazil)            38,400         .893
Cia. Vale do Rio Doce, preferred nominative                    38,400         .000
Cia. Vale do Rio Doce, preferred nominative (American
 Depositary Receipts)                                      11,184,000       28.712         .17


Utilities: Electric & Gas - 0.71%
National Power PLC (United Kingdom)                         9,300,000       85.483         .50
Hongkong Electric Holdings Ltd. (Hong Kong)                 5,213,500       19.406         .12
Enersis SA (American Depositary Receipts) (Chile)             420,000       15.566         .09


Transportation: Shipping - 0.57%
Bergesen d.y. AS, Class A (Norway)                          1,500,000       46.158
Bergesen d.y. AS, Class B                                     795,000       24.576         .42
Nippon Yusen KK (Japan)                                     7,658,000       25.739         .15


Miscellaneous Materials & Commodities - 0.53%
Potash Corp. of Saskatchewan Inc. (Canada)                    400,000       31.400         .19
Cie. de Saint-Gobain (France)                                 189,841       29.362         .17
De Beers/Centenary linked units (South Africa)              1,000,000       29.216         .17


Real Estate - 0.45%
Cheung Kong (Holdings) Ltd. (Hong Kong)                     6,720,000       75.562         .45


Transportation: Rail & Road - 0.33%
CSX Corp. (USA)                                               950,000       55.575         .33


Building Materials & Components - 0.33%
CEMEX, SA de CV, Class A (Mexico)                           2,362,225       12.289
CEMEX, SA de CV CPO                                         4,040,000       21.225         .20
Holderbank Financiere Glaris Ltd. (Switzerland)                23,000       21.880         .13


Electronic Instruments - 0.29%
Tokyo Electron Ltd. (Japan)                                   500,000       30.581         .18
Applied Materials, Inc. (USA) (1)                             200,000       19.050         .11


Aerospace & Military Technology - 0.23%
Boeing Co. (USA)                                              720,000       39.195         .23


Industrial Components - 0.22%
Bridgestone Corp. (Japan)                                   1,571,000       37.808         .22


Textiles & Apparel - 0.18%
NIKE, Inc., Class B (USA)                                     290,000       15.370         .09
Gucci Group NV (New York Registered Shares) (Netherlands      310,000       14.531         .09


Miscellaneous - 0.24%
Other equity-type securities in initial period of
 acquisition                                                                39.936         .24
                                                                     ------------ ------------


TOTAL EQUITY-TYPE SECURITIES
(cost: $9,917.226 million)                                              14,990.005       88.41
                                                                     ------------ ------------

                                                          Principal
                                                              Amount
Bonds                                                     (Millions)
---------------------------------------                 ------------

New Zealand Government - 0.18%
New Zealand 8.00% November 2006                            NZ$44.500        31.076         .18


                                                                      -----------  -----------
TOTAL BONDS (cost: $29.793 million)                                         31.076         .18
                                                                      -----------  -----------

TOTAL INVESTMENT SECURITIES (cost: $9,947.019 million)                  15,021.081       88.59
                                                                      -----------  -----------

Short-Term Securities
------------------------------------------

Corporate Short-Term Notes - 9.05%
Svenska Handelsbanken Group 5.47%-5.50% due 11/4-12/23/9      100.000       99.107         .59
Toyota Motor Credit Corp. 5.49%-5.50% due 10/16-11/13/97       91.500       91.084         .54
Ameritech Corp. 5.46%-5.47% due 10/2-10/3/97                   90.000       89.965         .53
Lucent Technologies Inc. 5.48%-5.50% due 10/8-12/17/97         90.000       89.390         .53
Daimler-Benz North America Corp. 5.49%-5.50% due 10/14-
 12/19/97                                                      89.500       89.169         .53
Halifax PLC 5.49% due 11/18-12/3/97                            89.300       88.553         .52
General Electric Capital Corp. 5.50%-6.50% due 10/1-
 11/12/97                                                      89.240       88.881         .52
National Australia Funding (Delaware) Inc. 5.47%-5.48%
 due 10/1-12/9/97                                              85.000       84.790         .50
E.I. du pont de Nemours and Co. 5.47% due 10/24-12/5/97        73.595       73.184         .43
Caisse d'amortissement de la dette sociale 5.48%-5.50%
 due 10/20-12/2/97                                             70.000       69.579         .41
ANZ (Delaware) Inc. 5.49%-5.50% due 10/20-10/28/97             67.300       66.832         .40
Ford Credit Europe PLC 5.50%-5.52% due 10/7-12/11/97           63.800       63.570         .38
Canada Bills 5.46%-5.47% due 10/21-11/3/97                     62.800       62.536         .37
International Lease Finance Corp. 5.47%-5.50% due 10/6-
 12/1/97                                                       62.000       61.654         .36
Toronto-Dominion Holdings USA Inc. 5.47%-5.53% due 10/22-
 10/31/97                                                      60.000       59.779         .35
A.I. Credit Corp. 5.49%-5.50% due 10/20-11/3/97                55.000       54.767         .33
IBM Credit Corp. 5.48%-5.51% due 10/16-11/14/97                53.600       53.299         .31
Commonwealth Bank of Australia 5.50% due 10/8-12/9/97          52.600       52.336         .31
Rank Xerox Capital (Europe) PLC 5.47%-5.50%
 due 10/10-10/17/97                                            50.000       49.913         .29
Abbey National North America 5.47%-5.50% due 10/17-
 10/20/97                                                      47.000       46.871         .28
American Express Credit Corp. 5.49%-5.52% due 10/29-
 11/20/97                                                      39.500       39.278         .23
British Columbia (Province of) 5.45%-5.48% due 10/21-
 10/31/97                                                      31.834       31.711         .19
Societe Generale NA Inc. 5.51%-5.52% due 12/9-12/10/97         25.600       25.322         .15


Certificates of Deposit - 1.23%
Canadian Imperial Bank of Commerce 5.54%-5.57%
 due 10/23-11/19/97                                            70.000       69.999         .41
Westdeutsche Landesbank Girozentrale 5.56%-5.66%
 due 10/9-10/22/97                                             65.000       65.001         .38
Abbey National PLC 5.57% due 11/5/97                           50.000       49.999         .29
Societe Generale 5.55% due 10/1/97                             25.000       25.000         .15


Federal Agency Discount Notes - 0.84%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.40%-5.48% due 10/7-11/25/97                                 89.100       88.692         .52
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.40%-5.45% due 11/6-11/24/97                                 55.100       54.718         .32
                                                                      -----------  -----------

Non-U.S. Currency - 0.06%
New Taiwanese Dollar                                      NT$292.202        10.231         .06


TOTAL SHORT-TERM SECURITIES (cost: $1,895.484 million)                   1,895.210       11.18
Excess of cash and receivables over payables                                39.793         .23
                                                                     ------------ ------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                                 1,935.003       11.41
                                                                     ------------ ------------

NET ASSETS                                                            $16,956.084       100.00%
                                                                      ===========  ===========

(1) Non-income-producing securities

(2) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

(3) The fund owns 5.72% of the outstanding voting securities of Georgia Gulf Corp., which represent an investment in an affiliate as defined in the Investment
 Company Act of 1940.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

New Perspective Fund
Financial Statements
----------------------------------------------                 ----------------  ----------------
Statement of Assets and Liabilities                                                   (dollars in
at September 30, 1997                                                                   millions)
----------------------------------------------                 ----------------  ----------------
Assets:
Investment securities at market
 (cost: $9,947.019)                                                                   $15,021.081
Short-term securities
 (cost: $1,895.484)                                                                     1,895.210
Cash                                                                                         .663
Receivables for-
 Sales of investments                                                   $38.023
 Sales of fund's shares                                                  23.147
 Dividends and accrued interest                                          36.879            98.049
                                                               ----------------  ----------------
                                                                                       17,015.003
Liabilities:
Payables for-
 Purchases of investments                                                39.837
 Repurchases of fund's shares                                             9.426
 Management services                                                      5.769
 Accrued expenses                                                         3.887             58.919
                                                               ----------------  ----------------
Net Assets at September 30, 1997-
 Equivalent to $21.86 per share on
 775,640,437 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                                 $16,956.084
                                                                                 ================

Statement of Operations
for the year ended September 30, 1997                                                 (dollars in
                                                                                        millions)

----------------------------------------------                 ----------------  ----------------
Investment Income:
Income:
 Dividends                                                            $ 232.693
 Interest                                                               101.880         $ 334.573
                                                               ----------------
Expenses:
 Management services fee                                                 59.337
 Distribution expenses                                                   32.358
 Transfer agent fee                                                      12.198
 Reports to shareholders                                                  1.060
 Registration statement and prospectus                                    1.301
 Postage, stationery and supplies                                         1.694
 Directors' and Advisory Board fees                                        .243
 Auditing and legal fees                                                   .078
 Custodian fee                                                            4.117
 Taxes other than federal
  income tax                                                               .170
 Other expenses                                                            .091            112.647
                                                               ----------------  ----------------
 Net investment income                                                                     221.926
                                                                                 ----------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
Net realized gain                                                                          922.766
Net increase in unrealized appreciation on
 investments:
 Beginning of year                                                    2,505.461
 End of year                                                          5,073.194          2,567.733
                                                               ----------------  ----------------
 Net realized gain and unrealized appreciation
  on investments                                                                         3,490.499
                                                                                 ----------------
Net Increase in Net Assets Resulting
 from Operations                                                                        $3,712.425
                                                                                 ================



----------------------------------------------                 ----------------  ----------------
Statement of Changes in Net Assets                                  (dollars in
                                                                      millions)
                                                                     Year ended
                                                                  September 30,
                                                                           1997               1996
----------------------------------------------                 ----------------  ----------------
Operations:
Net investment income                                              $    221.926       $   204.748
Net realized gain on investments                                        922.766           439.315
Net increase in unrealized appreciation
 on investments                                                       2,567.733           389.111
                                                               ----------------  ----------------
 Net increase in net assets
 resulting from operations                                            3,712.425         1,033.174
                                                               ----------------  ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                   (224.557)         (181.254)
Distributions from net realized gain on
 investments                                                           (462.037)         (326.785)
                                                               ----------------  ----------------
 Total dividends and distributions                                     (686.594)         (508.039)
                                                               ----------------  ----------------

Capital Share Transactions:
Proceeds from shares sold: 160,556,117
 and 168,317,771 shares, respectively                                 3,126.904         2,872.559
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 36,204,990 and 29,221,609 shares,
 respectively                                                           650.157           477.859
Cost of shares repurchased: 78,902,097
 and 58,868,182 shares, respectively                                 (1,534.468)       (1,004.893)
                                                               ----------------  ----------------

 Increase in net assets resulting from
  capital share transactions                                          2,242.593         2,345.525
                                                               ----------------  ----------------

Total Increase in Net Assets                                          5,268.424         2,870.660

Net Assets:
Beginning of year                                                    11,687.660         8,817.000
                                                               ----------------  ----------------
End of year (including undistributed
 net investment income: $115.664
 and $119.565, respectively)                                        $16,956.084       $11,687.660
                                                               ================  ================

See Notes to Financial Statements

Notes to Financial Statements

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities, cash balances and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $5,074,776,000, of which $5,318,292,000 related to appreciated securities and $243,516,000 related to depreciated securities. During the year ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $922,872,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $106,000 were treated as an adjustment to ordinary income for federal income tax purposes. The capital gain distribution paid in December 1996 includes $4,708,000 of realized non-U.S. currency gains. The cost of portfolio securities for federal income tax purposes was $11,841,515,000 at September 30, 1997.

3. The fee of $59,337,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $32,358,000. As of September 30, 1997, accrued and unpaid distribution expenses were $2,763,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $12,198,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $12,090,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Boards. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $436,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $848,291,000 and additional paid-in capital was $10,143,295,000. The fund reclassified $1,270,000 and $1,157,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in-capital for the year ended September 30, 1997.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $4,697,161,000 and $3,199,572,000, respectively, during the year ended September 30, 1997.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,117,000 includes $61,000 that was paid by these credits rather than in cash.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1997, such non-U.S. taxes were $21,248,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable and sales of non-U.S. bonds and notes were $4,038,000 for the year ended September 30, 1997.

                                         Year ended
                                        September 30
                                                 1997        1996        1995        1994      1993
                                         ----------- ----------- ----------- ----------- -----------

Net Asset Value, Beginning of Year            $17.77      $16.98      $15.40      $14.21     $12.25
                                         ----------- ----------- ----------- ----------- -----------
 Income from Investment Operations:
  Net investment income                          .29         .32         .31         .22        .17
   Net realized gain and increase in
   unrealized appreciation on investment        4.81        1.40        2.35        1.54       2.04
                                         ----------- ----------- ----------- ----------- -----------
   Total income from
 investment operations                          5.10        1.72        2.66        1.76       2.21
                                         ----------- ----------- ----------- ----------- -----------
 Less Distributions:
  Dividends from net
 investment income                             (.323)      (.321)      (.237)      (.173)     (.178)
  Dividends from net realized
 non-U.S. currency gains(1)                    (.007)      (.009)      (.003)      (.027)     (.022)
  Distributions from net
 realized gains                                (.680)      (.600)      (.840)      (.370)     (.050)
                                         ----------- ----------- ----------- ----------- -----------
   Total distributions                         (1.01)       (.93)      (1.08)       (.57)      (.25)
                                         ----------- ----------- ----------- ----------- -----------
Net Asset Value, End of Year                  $21.86      $17.77      $16.98      $15.40     $14.21
                                           =========   =========   =========   =========  =========

Total Return(2)                               29.97%      10.64%       18.63%      12.61%     18.34%

Ratios/Supplemental Data:
  Net assets, end of
 year (in millions)                          $16,956     $11,688      $8,817      $6,279     $4,417
  Ratio of expenses to average
 net assets                                      .79%        .82%        .83%       .84%        .87%
  Ratio of net income to
 average net assets                             1.56%       2.00%       2.12%      1.48%       1.40%
  Average commissions paid(3)                   .50c       4.30c        .72c       1.05c      1.74c
  Portfolio turnover rate                     25.68%      18.12%       22.40%      25.33%     15.02%

(1) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.
(2)Calculated without deducting a sales
 charge. The maximum sales charge is
 5.75% of the fund's offering price.
(3) Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold, and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when
 expressed as a percentage of
 transactions because of the lower
 per-share prices of many non-U.S.
 securities.

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Los Angeles, California
October 31, 1997

Tax Information (unaudited)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                  Dividends and Distributions per Share


To Shareholders          Payment Date             From Net          From Net               From Net
of Record                                         Investment        Realized Short-        Realized Long-
                                                  Income            term Gains             term Gains

December 13, 1996        December 16, 1996        $.23              $.056                  $.624

May 30, 1997             June 2, 1997             .10               -                      -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1997 is $0.03744 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income represents qualifying dividends. Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                            PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Included in Prospectus - Part A
   Financial Highlights

  Included in Statement of Additional Information - Part B

   As of September 30, 1997:
    Investment Portfolio                  Notes to Financial Statements
    Statement of Assets and Liabilities   Per Share Data and Ratios
    Statement of Operations               Report of Independent Accountants
    Statement of Changes in Net Assets

 (b)  Exhibits:

  1. Articles of Amendment, Articles of Restatement and Restated Articles of Incorporation dated March 11, 1982.
  2. By-laws.
  3. None.
  4. Specimen share certificate.
  5. Amended Investment Advisory and Service Agreement dated April 1, 1997.
  6. Principal Underwriting Agreement dated April 1, 1989; form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling Group Agreement, Hold Harmless Agreement, and State Addendum to Selling Group Agreement.
  7. None.
  8. Global Custody Agreement.
  9. Shareholder Services Agreement.
  10. Opinion of counsel (conformed).
  11. Consent of Independent Accountants.
  12. None.
  13. None.
  14. Model Plans.
  15. Plan of Distribution dated April 1, 1989.
  16. On file (see SEC file nos. 811-2333 and 2-47749).
  17. EX-27 Financial data schedule.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of September 30, 1997:

  Title of Class         Number of Record-Holders

  Capital Stock                       925,755
($1.00 par value)



ITEM 27. INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

 Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

 Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

 Article VI of the Articles of Incorporation of the fund provides that the fund shall indemnify directors or officers of the fund against certain actions, including expenses incurred except that "[N]othing  ......... shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

ITEM 29. PRINCIPAL UNDERWRITERS (CONTINUED).

(B)      (1)                            (2)                        (3)

       Name and Principal              Positions and Offices       Positions and Offices

       Business Address                  with Underwriter           with Registrant



       David A. Abzug                   Regional Vice President    None
        4433 Leydon Avenue
        Woodland Hills, CA 91364

       John A. Agar                    Regional Vice President     None
       1501 N. University Drive, Suite 227A
       Little Rock, AR 72207

       Robert B. Aprison               Vice President              None
        2983 Bryn Wood Drive
        Madison, WI 53711



S      Richard Armstrong               Assistant Vice President    None



L      William W. Bagnard              Vice President              None



       Steven L. Barnes                Senior Vice President       None
        8000 Town Line Avenue South
        Suite 204
        Minneapolis, MN 55438



       Michelle A. Bergeron            Vice President              None
        4160 Gateswalk Drive
        Smyrna, GA 30080



       Joseph T. Blair                 Senior Vice President       None
        27 Drumlin Road
        West Simsbury, CT 06092

       John A. Blanchard               Regional Vice President     None
       6421 Aberdeen Road
       Mission Hills, KS 66208

       Ian B. Bodell                   Senior Vice President       None
        P.O. Box 1665
       Brentwood, TN 37024-1665



       Michael L. Brethower            Vice President              None
        108 Hagen Court
        Georgetown, TX 78628



       C. Alan Brown                   Regional Vice President     None
        4129 Laclede Avenue
        St. Louis, MO  63108



L      Daniel C. Brown                 Senior Vice President       None

H      J. Peter Burns                  Vice President              None



       Brian C. Casey                  Regional Vice President     None
        9508 Cable Drive
        Kensington, MD  20895



       Victor C. Cassato               Vice President              None
        609 W. Littleton Blvd., Suite 310
        Littleton, CO  80120



       Christopher J. Cassin           Senior Vice President       None
        111 W. Chicago Avenue, Suite G3
        Hinsdale, IL 60521

       Denise M. Cassin                Regional Vice President     None
        1301 Stoney Creek Drive
        San Ramon, CA 94538

L      Larry P. Clemmensen             Director                    None



L      Kevin G. Clifford               Director, Senior Vice President   None



       Ruth M. Collier                 Vice President              None
        145 West 67th Street, 12K
        New York, NY  10023



       Thomas E. Cournoyer             Vice President              None
        2333 Granada Boulevard
        Coral Gables, FL  33134



       Douglas A. Critchell            Vice President              None
        4116 Woodbine St.
       Chevy Chase, MD 20815



L      Carl D. Cutting                 Vice President              None

       Dan J. Delianedis               Regional Vice President     None
        8689 Braxton Drive
        Eden Prairie, MN 55346



       Michael A. Dilella              Vice President              None
        P.O. Box 661
        Ramsey, NJ  07446



       G. Michael Dill                 Senior Vice President       None
        505 E. Mail Street
        Jenks, OK 74037



       Kirk D. Dodge                   Regional Vice President     None
        325 E. Eisenhower Parkway
        Suite 106, #16
        Ann Arbor, MI  48108



       Peter J. Doran                  Senior Vice President       None
        1205 Franklin Avenue
        Garden City, NY 11530



L      Michael J. Downer               Secretary                   None



       Robert W. Durbin                Vice President              None
        74 Sunny Lane
        Tiffin, OH 44883



I      Lloyd G. Edwards                Vice President              None



L      Paul H. Fieberg                 Senior Vice President       None



       John Fodor                      Regional Vice President     None
        15 Latisquama Road
       Southborough, MA 01722



L      Mark P. Freeman, Jr.            President and Director      None



       Clyde E. Gardner                Vice President              None
        Route 2, Box 3162
        Osage Beach, MO 65065



B      Evelyn K. Glassford             Vice President              None



       Jeffrey J. Greiner              Regional Vice President     None
        12210 Taylor Road
        Plain City, OH  43064



       David E. Harper                 Vice President              None
        R.D. 1, Box 210, Rte. 519
        Frenchtown, NJ 08825



       Ronald R. Hulsey                Regional Vice President     None
        6744 Avalon
        Dallas, TX 75214



       Robert S. Irish                 Regional Vice President     None
        1225 Vista Del Mar Drive
        Delray Beach, FL 33483



L      Robert L. Johansen              Vice President and Controller   None

       Michael J. Johnston             Chairman of the Board       None
       630 Fifth Ave., 36th Floor
       New York, NY 10111-0121

       V. John Kriss                   Senior Vice President       None
       P.O. Box 274
       Surfside, CA 90743

       Arthur J. Levine                Vice President              None
        12558 Highlands Place
        Fishers, IN 46038



B      Karl A. Lewis                   Assistant Vice President    None



       T. Blake Liberty                Regional Vice President     None
        1940 Blake St., Suite 303
        Denver, CO 80202



L      Lorin E. Liesy                  Assistant Vice President    None



L      Susan G. Lindgren               Vice President - Institutional   None
                                       Investment Services Division



L      Stella Lopez                    Vice President              None



LW     Robert W. Lovelace              Director                    None



       Steve A. Malbasa                Regional Vice President     None
        13405 Lake Shore Blvd.
        Cleveland, OH  44110



       Steven M. Markel                Vice President              None
        5241 South Race Street
        Littleton, CO 90121



L      John C. Massar                  Director, Senior Vice President   None



L      E. Lee McClennahan              Senior Vice President       None



S      John V. McLaughlin              Senior Vice President       None

       Terry W. McNabb                 Vice President              None
        2002 Barrett Station Road
        St. Louis, MO 63131



L      R. William Melinat              Vice President - Institutional   None
                                       Investment Services Division

       David R. Murray                 Vice President              None
        25701 S.E. 32nd Place
        Issaquah, WA 98027



       Stephen S. Nelson               Vice President              None
        P.O. Box 470528
        Charlotte, NC 28247-0528



       William E. Noe                  Regional Vice President     None
       304 River Oaks Road
       Brentwood, TN 37027

       Peter A. Nyhus                  Regional Vice President     None
       3084 Wilds Ridge Court
       Prior Lake, MN 55372

       Eric P. Olson                   Regional Vice President     None
       62 Park Drive
       Glenview, IL 60025

       Fredric Phillips                Regional Vice President     None
        32 Ridge Avenue
        Newton Centre, MA  02159



B      Candance D. Pilgrim             Assistant Vice President    None

       Carl S. Platou                  Regional Vice President     None
       4021 96th Avenue, SE
       Mercer Island, WA 98040

L      John O. Post, Jr.               Vice President              None

       Steven J. Reitman               Vice President              None
        212 The Lane
        Hinsdale, IL  60521



       Brian A. Roberts                Regional Vice President     None
        P.O. Box 472245
        Charlotte, NC  28247



       George S. Ross                  Vice President              None
        55 Madison Avenue
        Morristown, NJ 07962



L      Julie D. Roth                   Vice President              None



L      James F. Rothenberg             Director                    None



       Douglas F. Rowe                 Regional Vice President     None
       30008 Oakland Hills Drive
       Georgetown, TX 78628

       Christopher Rowey               Regional Vice President     None
       9417 Beverlywood Street
       Los Angeles, CA 90034



       Dean B. Rydquist                Vice President              None
        1080 Bay Pointe Crossing
       Alpharetta, GA 30005



       Richard R. Samson               Vice President              None
        4604 Glencoe, Ave., No. 4
        Marina del Rey, CA 90292

       Joe D. Scarpitti                Regional Vice President     None
       31465 St. Andrews
       Westlake, OH 44145



L      Daniel B. Seivert               Assistant Vice President    None



L      R. Michael Shanahan             Director                    None



       David W. Short                  Director, Senior Vice President   None
        1000 RIDC Plaza, Suite 212
        Pittsburgh, PA  15238



       William P. Simon, Jr.           Vice President              None
        554 Canterbury Lane
        Berwyn, PA 19312



L      John C. Smith                   Vice President -            None
                                       Institutional Investment Services
                                       Division



L      Mary E. Smith                   Assistant Vice President,   None
                                       Institutional Investment Services
                                       Division

       Rodney G. Smith                 Regional Vice President     None
        100 N. Central Exp., Suite 1214
        Richardson, TX 75080

       Nicholas D. Spadaccini          Regional Vice President     None
       855 Markley Woods Way
       Cincinnati, OH 45230



       Daniel S. Spradling             Senior Vice President       None
        #4 West Fourth Avenue, Suite 406
        San Mateo, CA 94402

       Thomas A. Stout                 Regional Vice President     None
        12913 Kendale Lane
       Bowie, MD 20715



       Craig R. Strauser               Regional Vice President     None
        17040 Summer Place
       Lake Oswego, OR 97035

       Francis N. Strazzeri            Regional Vice President     None
       31641 Saddletree Drive
       Westlake Village, CA 91361



L      Drew Taylor                     Assistant Vice President    None



S      James P. Toomey                 Assistant Vice President    None



I      Christopher E. Trede            Assistant Vice President    None



       George F. Truesdail             Vice President              None
        400 Abbotsford Court
        Charlotte, NC 28270



       Scott W. Ursin-Smith            Regional Vice President     None
        60 Reedland Woods Way
        Tiburon, CA 94920



L      David M. Ward                   Assistant Vice President -   None
                                       Institutional Investment Services
                                       Division



       Thomas E. Warren                Regional Vice President     None
        1701 Starling Drive
       Sarasota, FL 34231



L      J. Kelly Webb                   Senior Vice President, Treasurer   None



       Gregory J. Weimer                Vice President             None
        125 Surrey Drive
        Canonsburg, PA  15317



B      Timothy W. Weiss                Director                    None



       N. Dexter Williams              Vice President              None
        25 Whitside Court
        Danville, CA 94526



       Timothy J. Wilson               Regional Vice President     None
       113 Farmview Place
       Venetia, PA  15367



B      Laura L. Wimberly               Assistant Vice President    None



H      Marshall D. Wingo               Director, Senior Vice President   None



L      Robert L. Winston               Director and Senior Vice    None
                                       President



       Laurie B. Wood                  Regional Vice President     None
        3500 West Camino de Urania
        Tucson, AZ 85741



       William R. Yost                 Regional Vice President     None
        9320 Overlook Trail
        Eden Prairie, MN  55347



       Janet M. Young                  Regional Vice President     None
        1616 Vermont
        Houston, TX  77006



       Scott D. Zambon                 Regional Vice President     None
        320 Robinson Drive
        Tustin Ranch, CA 92782


_________________________
L Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
SF  Business Address, P.O. 7650, San Francisco, CA 94120
B   Business Address, 135 South State College Blvd., Brea, CA 92821
S   Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230
H  Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I   Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

 (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 24th day of November, 1997.

                                      NEW PERSPECTIVE FUND, INC.
                                      By /s/ WALTER P. STERN
                                      (Walter P. Stern, Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on November 24, 1997, by the following persons in the capacities indicated.

       SIGNATURE                              TITLE



(1)    Principal Executive Officer:





        /s/ GINA H. DESPRES                   President and Director

       (Gina H. Despres)



(2)    Principal Financial Officer and

       Principal Accounting Officer:





        /s/ R. MARCIA GOULD                   Treasurer

       (R. Marcia Gould)



(3)    Directors:



       Elisabeth Allison*                     Director

       Michael R. Bonsignore*                 Director

        /s/ GINA H. DESPRES

       (Gina H. Despres)                      President, PEO and Director

       David I. Fisher*                       Director

       Robert A. Fox*                         Director

       Alan Greenway*                         Director

       Koichi Itoh*                           Director

       William H. Kling*                      Director

       Jon B. Lovelace*                       Vice Chairman and Director

       John G. McDonald*                      Director

       William I. Miller*                     Director

       Kirk P. Pendleton*                     Director

       Donald E. Petersen*                    Director
       James W. Ratzlaff*                     Director



        /s/ WALTER P. STERN

       (Walter P. Stern)                      Chairman of the Board


 *By  /s/ VINCENT P. CORTI
         (Vincent P. Corti, Attorney-in-Fact)

 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

   /s/ MICHAEL J. DOWNER
  (Michael J. Downer)